Income Taxes	12 Months Ended
Nov. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The provision for income taxes is as follows (in thousands):

	Year Ended November 30,
	2021	2020	2019
Current taxes:
U.S. Federal	$322,551	$90,350	$(10,000)
U.S. state and local	70,370	68,261	53,211
Foreign	86,918	75,395	11,026
Total current	479,839	234,006	54,237

Deferred taxes:
U.S. Federal	72,753	52,765	83,197
U.S. state and local	19,502	(1,288)	(73,482)
Foreign	4,635	13,190	(3,324)
Total deferred	96,890	64,667	6,391

Recognition of accumulated other comprehensive income lodged taxes	—	—	(544,583)

Total income tax provision (benefit)	$576,729	$298,673	$(483,955)

The following table presents the U.S. and non-U.S. components of income before income taxes (in thousands):

	Year Ended November 30,
	2021	2020	2019

U.S.	$1,970,625	$813,305	$495,566
Non-U.S. (1)	283,480	253,778	(16,958)
Income before income taxes	$2,254,105	$1,067,083	$478,608

(1)     For purposes of this table, non-U.S. income is defined as income generated from operations located outside the U.S.
Income tax expense differed from the amounts computed by applying the U.S. Federal statutory income tax rate of 21% for the years ended November 30, 2021, 2020 and 2019 to income before income taxes as a result of the following (dollars in thousands):

	Year Ended November 30,
	2021		2020		2019
	Amount	Percent	Amount	Percent	Amount	Percent

Computed expected federal income tax	$473,362	21.0%	$224,087	21.0%	$100,508	21.0%
Increase (decrease) in income taxes resulting from:
State and local income taxes, net of federal income tax benefit	96,884	4.3	45,457	4.3	25,648	5.4
Recognition of accumulated other comprehensive income lodged taxes	—	—	—	—	(544,583)	(113.8)
International operations (including foreign rate differential)	18,073	0.8	13,155	1.2	4,518	0.9
Decrease in valuation allowance	(4,036)	(0.2)	(2,561)	(0.2)	(19,993)	(4.2)
Non-deductible executive compensation	20,359	0.9	12,814	1.2	7,444	1.6
Foreign tax credits	(13,963)	(0.6)	(8,654)	(0.8)	(5,012)	(1.0)
Transition tax on foreign earnings related to the Tax Act	—	—	—	—	(6,708)	(1.4)
Base erosion and anti-abuse tax (BEAT)	—	—	—	—	(10,000)	(2.1)
Change in unrecognized tax benefits related to prior years	(27,374)	(1.2)	(4,522)	(0.5)	(20,512)	(4.3)
Interest on unrecognized tax benefits	8,651	0.4	15,600	1.5	3,568	0.7
Spectrum Brands distribution	—	—	—	—	11,996	2.5
Acquisition of HomeFed	—	—	—	—	(36,779)	(7.7)
Other, net	4,773	0.2	3,297	0.3	5,950	1.3
Actual income tax provision	$576,729	25.6%	$298,673	28.0%	$(483,955)	(101.1)%

As discussed above, during the second quarter of 2019, we completed the sale of our available for sale portfolio. In connection therewith, we recognized a tax benefit of $544.6 million during the year ended November 30, 2019. Unrealized gains and losses on available for sale securities, and their associated tax impacts, are recorded directly to equity as part of the Accumulated other comprehensive income (loss) balance. Following the portfolio approach, when unrealized gains and losses and their associated tax impacts are recorded at a then current tax rate, and then realized later at a different tax rate, the difference between the tax impact initially recorded in Accumulated other comprehensive income (loss) and the tax impact removed from Accumulated other comprehensive income (loss) upon realization remains in Accumulated other comprehensive income (loss) until the disposal of the portfolio and is referred to as a "lodged tax effect." Large changes in the fair value of our available for sale securities, primarily during 2008 through 2010, combined with fluctuations in our tax rate during those periods, generated a lodged tax benefit of $544.6 million. As a result of steps to improve our Corporate investment management efforts, we sold the remaining portion of our available for sale portfolio in the second quarter of 2019, which resulted in the realization of the $544.6 million tax benefit. While this realization did not impact total equity, it resulted in a tax benefit reflected in the Consolidated Statement of Operations of $544.6 million and, as a result, Retained earnings increased and Accumulated other comprehensive income (loss) decreased by corresponding amounts.
The following table presents a reconciliation of gross unrecognized tax benefits (in thousands):

	Year Ended November 30,
	2021	2020	2019

Balance at beginning of period	$314,347	$260,138	$197,320
Increases based on tax positions related to the current period	50,079	41,114	42,306
Increases based on tax positions related to prior periods	3,490	22,328	33,007
Decreases based on tax positions related to prior periods	(24,180)	(8,966)	(11,006)
Decreases related to settlements with taxing authorities	(4,700)	(267)	(1,489)
Balance at end of period	$339,036	$314,347	$260,138

Interest and penalties related to unrecognized tax benefits are recorded as components of the provision for income taxes. Net interest expense (benefit) related to unrecognized tax benefits was $10.8 million, $19.9 million and $13.1 million for the years ended November 30, 2021, 2020 and 2019, respectively. At November 30, 2021 and 2020, we had interest accrued of approximately $97.9 million and $87.1 million, respectively, included in Payables, expense accruals and other liabilities in the Consolidated Statements of Financial Condition. No material penalties were accrued for the years ended November 30, 2021, 2020 and 2019.

Prior to becoming a wholly-owned subsidiary, Jefferies Group filed a consolidated U.S. federal income tax return with its qualifying subsidiaries and was subject to income tax in various states, municipalities and foreign jurisdictions and Jefferies Group is also currently under examination by various tax jurisdictions. We do not expect that resolution of these examinations will have a significant effect on the Consolidated Statements of Financial Condition, but could have a significant impact on the Consolidated Statements of Operations for the period in which resolution occurs. It is reasonably possible that, within the next twelve months, statutes of limitation will expire which could have the effect of reducing the balance of unrecognized tax benefits by $18.2 million.

The table below summarizes the earliest tax years that remain subject to examination in the major tax jurisdictions in which we operate:

Jurisdiction	Tax Year
United States	2018
New York State	2001
New York City	2006
United Kingdom	2020
Hong Kong	2015
The principal components of deferred taxes are as follows (in thousands):

	November 30,
	2021	2020
Deferred tax asset:
Operating lease liabilities	$135,862	$145,617
Compensation and benefits	187,818	274,342
Investments in associated companies	35,358	36,345
Long-term debt	65,037	42,423
Other	178,451	179,133
	602,526	677,860
Valuation allowance	(11,922)	(15,958)
	590,604	661,902
Deferred tax liability:
Amortization of intangible assets	(62,123)	(65,683)
Operating lease right-of-use asset	(126,150)	(138,708)
Other	(74,784)	(63,824)
	(263,057)	(268,215)
Net deferred tax asset	$327,547	$393,687

The valuation allowance represents the portion of our deferred tax assets for which it is more likely than not that the benefit of such items will not be realized. We believe that the realization of the net deferred tax asset of $327.5 million at November 30, 2021 is more likely than not based on expectations of future taxable income in the jurisdictions in which we operate.

Uncertainties that may affect the utilization of our tax attributes include future operating results, tax law changes, rulings by taxing authorities regarding whether certain transactions are taxable or deductible and expiration of carryforward periods.
We will recognize any U.S. income tax expense we may incur on global intangible low-taxed income as income tax expense in the period in which the tax is incurred.